Exhibit (h)(2)

OWL ROCK CAPITAL CORPORATION

$• Aggregate Principal Amount Senior Securities
$• Aggregate Principal Amount Subordinated Securities
and
Warrants to Purchase Debt Securities

Underwriting Agreement

[date]

[Name of Underwriter[s]]

[Address]

Ladies and Gentlemen:

Owl Rock Capital Corporation, a Maryland corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the several Underwriters named in Schedule 1 hereto (the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof), for whom you are acting as representative[s] (in such capacity, the “Representative[s]”), $[•] aggregate principal amount of senior debt securities (the “Senior Securities”) or subordinated debt securities (the “Subordinated Securities”), or both, or Warrants (the “Debt Warrants”) to purchase Senior Securities or Subordinated Securities, or both.

The [Senior Securities] [Subordinated Securities] will be issued under an indenture, dated as [•], as supplemented by a Supplemental Indenture, to be dated as of [•] (collectively, the “Indenture”), between the Company and [•], as trustee (the “Trustee”). The Debt Warrants will be issued under one or more warrant agreements (the warrant agreement relating to any issue of Debt Warrants to be sold pursuant to this Agreement is referred to herein as the “Warrant Agreement”) between the Company and the Warrant Agent identified in such Warrant Agreement (the “Warrant Agent”).  The Senior Securities, Subordinated Securities or Debt Warrants or any combination thereof are hereinafter referred to as the “Securities”.  The aforesaid Securities (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the Securities subject to the option described in Section 2(a) hereof (the “Option Securities”) are hereinafter called, collectively, the “Underwritten Securities”; and “Warrant Securities” shall mean the Senior Securities or Subordinated Securities issuable upon exercise of Debt Warrants.  The Senior Securities, Subordinated Securities and the Debt Warrants may be offered either together or separately.  Each issue of Senior Securities, Subordinated Securities and Debt Warrants may vary, as applicable, as to aggregate principal amount, maturity date, interest rate or formula and timing of payments thereof, redemption provisions, conversion provisions and sinking fund requirements, if any, and any other variable terms which the

Indenture or any Warrant Agreement, as the case may be, contemplates may be set forth in the Senior Securities, Subordinated Securities and Debt Warrants as issued from time to time.  Securities issued in book-entry form will be issued to Cede & Co. as nominee of the Depository Trust Company (“DTC”) pursuant to a blanket letter of representations, dated April 5, 2019 (the “DTC Agreement”), between the Company and DTC.

The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representative[s] deem[s] advisable after this Underwriting Agreement (the “Agreement”) has been executed and delivered.

The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Securities, as follows:

1.                                      Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a shelf registration statement on Form N-2 (File No. 333-•) relating to the Securities and certain of the Company’s other securities, which registration statement was declared effective on [•] by the Commission. The Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the “TIA”). The Company has also filed with the Commission a preliminary prospectus supplement, dated [•], as such prospectus may be amended, which contains a base prospectus, dated [•] (the “Base Prospectus” and, collectively, the “Preliminary Prospectus”).  Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430C (“Rule 430C”) of the rules and regulations of the Commission under the Securities Act and Rule 497 of the Securities Act.  The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430C is herein called the “Rule 430C Information.”  Such registration statement, including all documents filed as a part thereof, and including all post-effective amendments thereto filed on or prior to the date hereof and any Rule 430C Information contained in a prospectus subsequently filed with the Commission pursuant to Rule 497 under the Securities Act and deemed to be part of the registration statement is herein called “the Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Securities Act is herein called the “Rule 462(b) Registration Statement” and after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement.  The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities, which will include the Base Prospectus, dated [•], together with a final prospectus supplement, is herein called the “Prospectus.”  For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

A Form N-54A Notification of Election to be Subject to Sections 55 through 65 of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”) filed pursuant to Section 54(a) of the

Investment Company Act (File No. 814-01190) (the “Notification of Election”) was filed under the Investment Company Act with the Commission on March 3, 2016.

The Company has entered into a First Amended and Restated Investment Advisory Agreement, dated as of February 27, 2019 (the “Investment Management Agreement”), with Owl Rock Capital Advisors LLC, a Delaware limited liability company registered as an investment adviser (the “Adviser”) under the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (the “Advisers Act”).

The Company has also entered into an Administration Agreement, dated as of March 1, 2016 (the “Administration Agreement”) with the Adviser.

At or prior to the Applicable Time (as defined below), the Company had prepared the Preliminary Prospectus, dated [•] which together with the pricing information set forth on Annex A, comprises the “General disclosure package.

“Applicable Time” means [•] [A./ P.M.], New York City time, on [•].

2.                                      Purchase of the Securities by the Underwriters.

(a)                                 The Company agrees to issue and sell the Underwritten Securities to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the terms and conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective aggregate principal amount of Underwritten Securities set forth opposite such Underwriter’s name in Schedule 1 hereto at the price (the “Purchase Price”) set forth in Schedule 1 hereto.

Option Securities. In addition, on the basis of the representations, warranties and agreements set forth herein and subject to the terms and conditions set forth herein, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase the Option Securities at the Purchase Price.

(b)                                 The option hereby granted may be exercised for [•] days after the date hereof and may be exercised in whole or in part at any time from time to time upon notice by the Representative[s] to the Company setting forth the [aggregate principal amount] [aggregate number] of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representative[s], and may be the same date as the Closing Date (defined below), but shall not be later than [•] full business days after the exercise of said option, nor in any event prior to the Closing Date (unless such time and date are postponed in accordance with Section 11 hereof). If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total [aggregate principal amount] [aggregate number] of Option Securities then being purchased which the number of Underwritten Securities set forth in Schedule 1 opposite the name of such Underwriter bears to the total number of Underwritten Securities.

(c)                                  The Company understands that the Underwriters intend to offer the Underwritten Securities for resale on the terms set forth in the General disclosure package and the Prospectus, as in the judgment of the Representative[s] is advisable. The Company acknowledges and agrees that the Underwriters may offer and sell the Underwritten Securities to or through any affiliate of an Underwriter.

(d)                                 Payment for the Initial Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representative[s], at the offices of [•], at [•], on [•], or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative[s] and the Company may agree upon in writing or, in the case of the Option Securities, on the date and at the time and place specified by the Representative[s] in the written notice of the Underwriters’ election to purchase such Option Securities. The time and date of such payment for the Initial Securities is referred to herein as the “Closing Date,” and the time and date for such payment for the Option Securities, if other than the Closing Date, is herein referred to as the “Additional Closing Date.”

In addition, in the event that any of the Option Securities are purchased by the Underwriters, payment for such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative[s] and the Company, on each Date of Delivery as specified in the notice from the Representative[s] to the Company.

Payment for the Underwritten Securities to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representative[s] for the respective accounts of the several Underwriters of the principal amount of Underwritten Securities to be purchased on such date with any transfer taxes payable in connection with the sale of such Underwritten Securities duly paid by the Company. Delivery of the Underwritten Securities shall be made through the facilities of the Depository Trust Company unless the Representative[s] shall otherwise instruct.

(e)                                  The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s-length contractual counterparty to the Company with respect to the offering of Underwritten Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representative[s] nor any other Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto.  Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

3.                                      Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

(a)                                 Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the General disclosure package, at the time of filing thereof, complied in all material respects with the Securities Act, and the Preliminary Prospectus, at the time of filing thereof, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative[s] expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

(b)                                 General disclosure package. The General disclosure package as of the Applicable Time did not, and the General disclosure package (together with any amendment or supplement thereto) as of the Closing Date and as of the Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative[s] expressly for use in such General disclosure package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

(c)                                  Registration Statement and Prospectus. The Company is eligible to use Form N-2. The Registration Statement and any amendment thereto has become effective under the Securities Act. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and, no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Securities has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, the applicable rules and regulations of the Commission thereunder, the Investment Company Act and the TIA, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus and any amendment or supplement thereto will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the TIA or (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative[s] expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

(d)                                 Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included in the Registration Statement, the General disclosure package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S, GAAP”) applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein.  The financial information under the heading “Selected Financial Data and Other Information” included in the Registration Statement, the General disclosure package and the Prospectus presents fairly in all material respects the information shown thereby as of the date presented and has been compiled on a basis consistent with that of the audited financial statements included therein.  The financial data set forth in the Registration Statement, General disclosure package and in the Prospectus under the heading “Capitalization” have been derived from the accounting records and other books and records of the Company and the subsidiaries and presents fairly in all material respects the information set forth therein on a basis consistent with that of the audited financial statements and related notes thereto contained in the Registration Statement. There is no pro forma financial information that is required to be included in the Registration Statement, the General disclosure package and the Prospectus that is not included as required.

(e)                                  No Material Adverse Change. Except as disclosed in the Registration Statement, the General disclosure package and the Prospectus, since the date of the most recent financial statements of the Company included in the Registration Statement, the General disclosure package and the Prospectus, (i) there has not been any material change in the capital stock of the Company, short-term debt or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock (other than with respect to [•] shares of common stock of the Company issued on [•] pursuant to the Company’s dividend reinvestment plan), or any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(f)                                   Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement, the Indenture and the Securities (a “Material Adverse Effect”). The subsidiaries listed in Schedule 2 to this Agreement are the only subsidiaries of the Company.

(g)                                  Capitalization. As of [•], the Company had authorized and outstanding capital stock and material indebtedness as set forth in the Registration Statement, the General disclosure package and the Prospectus in “Capitalization” under the heading “Actual”, all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the General disclosure package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the General disclosure package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly authorized and validly issued, are fully paid and non-assessable (except as otherwise described in the Registration Statement, the General disclosure package and the Prospectus), and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except as described in the Registration Statement, the General disclosure package and the Prospectus.

(h)                                 Stock Options. The Company has not granted, and has no policy or expectation of granting stock options.

(i)                                     Due Authorization. The Company has corporate power and authority to execute and deliver this Agreement, the Indenture and the Securities, and at the applicable time had corporate power and authority to execute and deliver the Investment Management Agreement and the Administration Agreement [and the Warrant Agreement] and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement, the Indenture, the Securities and each of the Investment Management Agreement and the Administration Agreement [and the Warrant Agreement] and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken.

(j)                                    Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(k)                                 Investment Management Agreement and Administration Agreement [and Warrant Agreement]. The Investment Management Agreement and the Administration Agreement have each been duly authorized, executed and delivered by the Company and are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability. [The Warrant Agreement will have been duly authorized, executed and delivered by the Company prior to the issuance of any applicable Warrants and, when executed and delivered by the Warrant Agent, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.]

(l)                                     Indenture. The Indenture has been duly authorized and executed and delivered by the Company and, when executed and delivered by the Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability. The Indenture has been qualified under the TIA. The Base Indenture constituted and the Supplemental Indenture will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(m)                             The Securities. The Underwritten Securities to be issued and sold by the Company hereunder have been duly authorized and, when issued, authenticated and delivered by the Company and when authenticated by the Trustee as provided herein and in the Indenture relating thereto, against payment of the consideration set forth herein, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability, and will be entitled to the benefits of the Indenture relating thereto; and the Underwritten Securities and the Indenture conform in all material respects to the statements relating thereto contained in the Registration Statement, the General disclosure package and the Prospectus. [The Warrant Securities issuable upon exercise of the Warrants have been duly authorized and reserved for issuance upon such exercise, and when issued upon such exercise pursuant to the provisions of the Warrant Agreement, will be duly and validly issued, will be fully paid and nonassessable and not subject to any preemptive or similar rights and will conform in all material respects to the descriptions thereof in the Registration Statement, the General disclosure package and the Prospectus.]

[Upon issuance and delivery of the Underwritten Securities in accordance with this Agreement and the Indenture, the Underwritten Securities will be convertible at the option of the holder thereof into [cash][shares of Common Stock (the “Underlying Securities”), par value $0.01 per share, of the Company (the “Common Stock”)][or a combination of cash and Underlying Securities, at the Company’s election], in accordance with the terms of the Underwritten Securities and the Indenture, the Underlying Securities reserved for issuance upon conversion of the Underwritten Securities will have been duly authorized and reserved and, if issued upon conversion of the Underwritten Securities in accordance with the terms of the Underwritten Securities, will be validly issued, fully paid and non-assessable and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.]

(n)                                 Descriptions of Investment Management Agreement and Administration Agreement. Both the Investment Management Agreement and Administration Agreement conform in all material respects to the descriptions thereof contained in the Registration Statement, the General disclosure package and the Prospectus.

(o)                                 No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents, each as amended or supplement as of the date of this Agreement; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute applicable to the Company or any of its subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(p)                                 No Conflicts. The execution, delivery and performance by the Company of this Agreement and the Indenture, the issuance and sale of the Underwritten Securities [(including issuance of the Underlying Securities upon conversion thereof)] and the consummation of the transactions contemplated by this Agreement and the Indenture and the performance by the Company of the Investment Management Agreement and the Administration Agreement [and the Warrant Agreement] will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute applicable to the Company or any of its subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(q)                                 No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement and the Indenture, the issuance and sale of the Underwritten Securities and the consummation of the transactions contemplated by this Agreement and the Indenture or the performance by the Company of the Investment Management Agreement and the Administration Agreement [and the Warrant Agreement], except for (i) the registration of the Securities under the Securities Act, (ii) such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have already been obtained or made, (iii) the qualification of the Indenture under the TIA, (iv) such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Investment Company Act, Financial Industry Regulatory Authority, Inc. (“FINRA”) [,applicable stock exchange,] or under applicable state securities laws in connection with the purchase and distribution of the Underwritten Securities by the Underwriters and (v) where the failure to obtain any such consent, approval, authorization, order, license, registration or qualification would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(r)                                    Legal Proceedings. Except as described in the Registration Statement, the General disclosure package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or, to the knowledge of the Company, may be reasonably expected to become a party or to which any property of the Company or any of its subsidiaries is or, to the knowledge of the Company, may be reasonably expected to become the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement, the General disclosure package or the Prospectus that are not so described in the Registration Statement, the General disclosure package and the Prospectus and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement that are not so filed as exhibits to the Registration Statement.

(s)                                   Notification of Election. When the Notification of Election was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Investment Company Act and (ii) did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(t)                                    Election to be Treated as a Business Development Company. (A) The Company has duly elected to be treated by the Commission under the Investment Company Act as a business development company, such election is effective and the Company has not withdrawn such election and, to the Company’s knowledge, the Commission has not ordered such election to be withdrawn nor, to the Company’s knowledge have proceedings to effectuate such withdrawal been initiated or threatened by the Commission; (B) the provisions of the certificate of incorporation and by-laws of the Company and the investment objectives, policies and restrictions of the Company described in the Prospectus, assuming they are implemented as described, will comply in all material respects with the requirements of the Investment Company Act; and (C) as of the time of the sale of the Underwritten Securities and as of the Closing Date and as of any Additional Closing Date, as applicable, the operations of the Company are in compliance in all material respects with the provisions of the Investment Company Act applicable to business development companies.

(u)                                 Independent Accountants. [•], which has certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”).

(v)                                 Title to Real and Personal Property. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real and personal property and assets (other than intellectual property, which is subject to Section 3(y)) that are material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except (i) as otherwise described in the Registration Statement, the General disclosure package and the Prospectus or (ii) those that do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries.

(w)                               Title to Intellectual Property. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) the Company and its subsidiaries, to the knowledge of the Company, own or possess, or can acquire on reasonable terms, adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets) necessary for the conduct of their respective businesses as currently conducted, and (ii) to the knowledge of the Company, the conduct of their respective businesses as currently conducted does not conflict with any such rights of others. The Company and its subsidiaries have not received any written notice of any claim of infringement, misappropriation or conflict with any such rights of others in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, which would reasonably be expected to result in a Material Adverse Effect.

(x)                                 No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the General disclosure package.

(y)                                 Investment Company Act. The Company is not and its subsidiaries are not, and, after giving effect to the offering and sale of the Underwritten Securities and the application of the proceeds thereof as described in the Registration Statement, the General disclosure package and the Prospectus, neither the Company nor its subsidiaries will be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act. No person is serving or acting as an officer, director or investment adviser of the Company or any subsidiary of the Company except in accordance with the applicable provisions of the Investment Company Act and the Advisers Act.

(z)                                  Taxes. The Company and its subsidiaries have paid (or caused to be paid) all federal, state, local and foreign taxes required by law to be paid, and have filed (or caused to be filed) all tax returns required by law to be filed (taking into account any applicable extensions), in each case, through the date hereof, except where the failure to pay such taxes or file such returns would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the General disclosure package and the Prospectus, there is no tax deficiency that has been, or, to the knowledge of the Company, would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets that, in any case, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(aa)                          Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities having jurisdiction over the Company and its subsidiaries that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the General disclosure package and the Prospectus, except where the failure to possess or make the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and except as described in the Registration Statement, the General disclosure package and the Prospectus, neither the Company nor any of its subsidiaries has received written notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where such revocation, modification or non-renewal would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(bb)                          Disclosure Controls. The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that are designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out an evaluation of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(cc)                            Accounting Controls. The Company maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are executed in accordance with the investment objectives, policies and restrictions of the Company and the applicable requirements of the Investment Company Act and the Internal Revenue Code of 1986, as amended (the “Code”); (iii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP, to calculate net asset value, to maintain asset accountability, and to maintain material compliance with the books and records requirements under the Investment Company Act; (iv) access to assets is permitted only in accordance with management’s general or specific authorization; and (v) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the General disclosure package and the Prospectus, there are no material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting, which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or, other employees who have a significant role in the Company’s internal controls over financial reporting.

(dd)                          Insurance. The Company and its subsidiaries carry or are entitled to the benefits of insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as the Company reasonably believes are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business, except, in each case, as would not, individually or in the aggregate, have a Material Adverse Effect.

(ee)                            No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws (collectively, the “Anti-Corruption Laws”); or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with the Anti-Corruption Laws.

(ff)                              Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) of all jurisdictions having jurisdiction over the Company and its subsidiaries, and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws of all jurisdictions having jurisdiction over the Company and its subsidiaries is pending or, to the knowledge of the Company, threatened.

(gg)                            No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any of their respective directors, officers, agents, employees or affiliates is currently the subject or the target of any sanctions administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions,” and each such subject or target, a “Sanctioned Person”), nor is the

Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria, that broadly prohibit dealings with that country or territory (each, a “Sanctioned Territory”); and the Company will not directly or indirectly use the proceeds of the offering of the Underwritten Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding or facilitation, is a Sanctioned Person or Sanctioned Territory in each case, in any manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. Since the inception of the Company, the Company and its subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was a Sanctioned Person or with any Sanctioned Territory.

(hh)                          No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company, except as disclosed in the Registration Statement, the General disclosure package and the Prospectus.

(ii)                                  No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Underwritten Securities.

(jj)                                Registration Rights. Except as disclosed in the General disclosure package and the Prospectus, there are no persons with registration rights or other similar rights to have any securities of the Company registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the Securities Act pursuant to this Agreement.

(kk)                          No Stabilization or Manipulation. The Company has not taken, directly or indirectly, without giving effect to any activities by the Underwriters, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities, other than activity permitted pursuant to Rule 10b-18 under the Exchange Act.

(ll)                                  Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the General disclosure package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(mm)                  Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the General disclosure package and the Prospectus is not based on or derived from sources that are reasonably reliable and accurate in all material respects.

(nn)                          Sarbanes-Oxley Act. To the extent applicable to the Company on the date hereof, there is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(oo)                          Rule 38a-1 Compliance. The Company has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the Investment Company Act) by the Company, including policies and procedures that provide oversight of compliance by each investment adviser, administrator and transfer agent of the Company.

(pp)                          Regulated Investment Company. The Company has elected to be treated, and has operated, and intends to continue to operate, its business in such a manner so as to enable the Company to continue to qualify as a regulated investment company under Subchapter M of the Code. The Company intends to direct the investment of the proceeds of the offering of the Securities in such a manner as to comply with the requirements of Subchapter M of the Code.

(qq)                          Cybersecurity.

A. To the knowledge of the Company, there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company or its subsidiaries information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its subsidiaries), equipment or technology (collectively, “IT Systems and Data”).

B. Neither the Company nor its subsidiaries have been notified of, and have no knowledge of any event or condition that would result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data.

C. The Company and its subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards.  The

Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

4.                                      Representations and Warranties of the Adviser. The Adviser represents and warrants to, and agrees with, each Underwriter that:

(a)                                 No Material Adverse Change. Except as disclosed in the Registration Statement, the General disclosure package and the Prospectus, since the date of the most recent financial statements of the Company included in the Registration Statement, the General disclosure package and the Prospectus, (i) there has not been any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Adviser and its subsidiaries taken as a whole; and (ii) neither the Adviser nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Adviser and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(b)                                 Organization and Good Standing. The Adviser and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Adviser and its subsidiaries taken as a whole or on the performance by the Adviser of its obligations under this Agreement (an “Adviser Material Adverse Effect”).

(c)                                  Registration as an Investment Adviser. The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and the Adviser is not prohibited by the Advisers Act or the Investment Company Act from acting under the Investment Management Agreement as an investment adviser to the Company, as contemplated by the Registration Statement, the General disclosure package and the Prospectus. There does not exist any proceeding or, to the Adviser’s knowledge, any facts or circumstances, the existence of which would lead to any proceeding which would reasonably be expected to adversely affect the registration of the Adviser with the Commission.

(d)                                 Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Adviser.

(e)                                  Investment Management Agreement and the Administration Agreement. The Investment Management Agreement and the Administration Agreement have each been duly authorized, executed and delivered by the Adviser and are valid and binding obligations of the Adviser, enforceable against the Adviser in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(f)                                   No Violation or Default.  Neither the Adviser nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Adviser or any of its subsidiaries is a party or by which the Adviser or any of its subsidiaries is bound or to which any of the property or assets of the Adviser or any of its subsidiaries is subject; or (iii) in violation of any law or statute applicable to the Adviser or any of its subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Adviser or any of its subsidiaries, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.

(g)                                  No Conflicts. The execution, delivery and performance by the Adviser of this Agreement and the performance by the Adviser of the Investment Management Agreement and the Administration Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Adviser or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Adviser or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Adviser or any of its subsidiaries or (iii) result in the violation of any law or statute applicable to the Adviser or any of its subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Adviser or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.

(h)                                 No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Adviser of this Agreement or the performance by the Adviser of the Investment Management Agreement and the Administration Agreement, except for (i) such consents, approvals, authorizations, orders, licenses and registrations or qualifications as have already been obtained or made and (ii) where the failure to obtain any such consent, approval, authorization, order, license, registration or qualification would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.

(i)                                     Legal Proceedings. Except as described in the Registration Statement, the General disclosure package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Adviser or any of its subsidiaries is or, to the knowledge of the Adviser, may be reasonably expected to become a party or to which any property of the Adviser or any of its subsidiaries is or, to the knowledge of the Adviser, may be reasonably expected to become the subject that, individually or in the aggregate, if determined adversely to the Adviser or any of its subsidiaries, would reasonably be expected to have an Adviser Material Adverse Effect; no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Adviser, contemplated by any governmental or regulatory authority or threatened by others, except as would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect; and there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement, the General disclosure package or the Prospectus that are not so described in the Registration Statement, the General disclosure package and the Prospectus.

(j)                                    Licenses and Permits. The Adviser and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities having jurisdiction over the Adviser and its subsidiaries that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the General disclosure package and the Prospectus, except where the failure to possess or make the same would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect; and except as described in the Registration Statement, the General disclosure package and the Prospectus, neither the Adviser nor any of its subsidiaries has received written notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where such revocation, modification or non-renewal would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.

(k)                                 Description of the Adviser. The description of the Adviser and its respective principals and business in the Registration Statement, General disclosure package and the Prospectus do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(l)                                     Financial Resources. The Adviser has the financial resources available to it necessary for the performance of its services and obligations contemplated in the General disclosure package, the Prospectus, and under this Agreement, the Investment Management Agreement and the Administration Agreement.

(m)                             Internal Controls. The Adviser maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with its management’s general or specific authorization and with the investment objectives, policies and restrictions of the Company and the applicable requirements of the Investment Company Act and the Code; (ii) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with U.S. GAAP, to calculate net asset value, and to maintain asset accountability, and to maintain material compliance with the books and records requirements under the Investment Company Act; (iii) access to assets of the Company and its subsidiaries is permitted only in accordance with its management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(n)                                 No Unlawful Payments. Neither the Adviser nor any of its subsidiaries nor, to the knowledge of the Adviser, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Adviser or any of its subsidiaries has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Anti-Corruption Laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Adviser and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all Anti-Corruption Laws.

(o)                                 Compliance with Money Laundering Laws. The operations of the Adviser and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Anti-Money Laundering Laws of all jurisdictions having jurisdiction over the Adviser and its subsidiaries, and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Adviser or any of its subsidiaries with respect to the Anti-Money Laundering Laws of all jurisdictions having jurisdiction over the Adviser and its subsidiaries is pending or, to the knowledge of the Adviser, threatened.

(p)                                 No Conflicts with Sanctions Laws. Neither the Adviser nor any of its subsidiaries nor, to the knowledge of the Adviser, any of their respective directors, officers, agents, employees or affiliates is currently the subject or the target of any Sanctions, nor is the Adviser, any of its subsidiaries located, organized or resident in a Sanctioned Territory. Since the inception of the Adviser, the Adviser and its subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was a Sanctioned Person or with any Sanctioned Territory.

(q)                                 No Stabilization or Manipulation. The Adviser has not taken, directly or indirectly, without giving effect to any activities by the Underwriters, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities, other than activity permitted pursuant to Rule 10b-18 under the Exchange Act.

(r)                                    Key Employees. The Adviser is not aware that (i) any of its executives, key employees or significant group of employees plans to terminate employment with the Adviser or (ii) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by either the Adviser’s present or proposed business activities, except, in each case, as would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.

(s)                                   No Labor Disputes. No labor disturbance by or dispute with employees of the Adviser or any of its subsidiaries exists or, to the knowledge of the Adviser, is contemplated or threatened, and the Adviser is not aware of any existing or imminent labor disturbance by, or dispute with, the employees or any of its or its subsidiaries’ principal suppliers, contractors or customers, except in each case as would not reasonably be expected to have an Adviser Material Adverse Effect.

5.                                      Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a)                                 Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 497 and Rule 430C under the Securities Act; will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and will furnish electronic copies of the Prospectus to the Underwriters in New York City prior to 5:00 P.M., New York City time, on the business day next succeeding the date of this Agreement, with written copies of the Prospectus to follow as soon as practicable but in no event later than 5:00 P.M., New York City time, on the second business day succeeding the date of this Agreement in such quantities as the Representative[s] may reasonably request.

(b)                                 Delivery of Copies. The Company will deliver, without charge, (i) to the Representative[s], electronic signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus as the Representative[s] may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales of the Securities by any Underwriter or dealer.

(c)                                  Amendments or Supplements. Before using, authorizing, approving, referring to or filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representative[s] and counsel for the Underwriters a copy of the proposed amendment or supplement for review and will not use, authorize, approve, refer to or file any such proposed amendment or supplement to which the Representative[s] reasonably object in a timely manner.

(d)                                 Notice to the Representative[s]. The Company will advise the Representative[s] promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed or distributed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the General disclosure package or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus or the General disclosure package, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus or the General disclosure package is delivered to a purchaser, not misleading; and (vi) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use commercially reasonable efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the General disclosure package or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will use commercially reasonable efforts to obtain as soon as possible the withdrawal thereof.

(e)                                  Ongoing Compliance.  (1) If during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representative[s] may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event or development shall occur or condition shall exist as a result of which the General disclosure package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the General disclosure package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the General disclosure package to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representative[s] may designate such amendments or supplements to the General disclosure package as may be necessary so that the statements in the General disclosure package as so amended or supplemented will not, in the light of the circumstances existing when the General disclosure package is delivered to a purchaser, be misleading or so that the General disclosure package will comply with law.

(f)                                   Blue Sky Compliance. The Company will use commercially reasonable efforts, in cooperation with the Representative[s], to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative[s] shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)                                  Earning Statement. The Company will make generally available to its security holders and the Representative[s] as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement; provided that the Company will be deemed to have complied with such requirement by filing such an earning statement on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system (or any successor system) (“EDGAR”).

(h)                                 Clear Market. Through [•], the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, [any securities] issued or guaranteed by the Company or any securities convertible into or exercisable or exchangeable for [any securities] issued or guaranteed by the Company, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the debt securities issued or guaranteed by the Company or any such other securities, without the prior written consent of the Representative[s] on behalf of the Underwriters, other than the Underwritten Securities to be sold hereunder for purposes of interest rate hedging.

(i)                                     Use of Proceeds. The Company will apply the net proceeds from the sale of the Underwritten Securities in all material respects as described in the General disclosure package and the Prospectus under the heading “Use of Proceeds”.

(j)                                    [Underlying Securities. The Company will reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy all obligations to issue the Underlying Securities upon conversion of the Securities. [The Company will use its commercially reasonable efforts to cause the Underlying Securities to be listed on the [applicable stock exchange] and to maintain such listing]].

(k)                                 No Stabilization or Manipulation. The Company will not take, directly or indirectly, without giving effect to any activities by the Underwriters, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities, other than activity permitted pursuant to Rule 10b-18 under the Exchange Act.

(l)                                     [Exchange Listing. The Company will use commercially reasonable efforts to effect and maintain the quotation of [the Securities] on [•].]

(m)                             Reports. For a period of one year from the date of this Agreement, so long as the Securities are outstanding, the Company will furnish to the Representative[s], as soon as commercially reasonable after the date they are available, copies of all reports or other communications (financial or other) furnished to holders of the Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Representative[s] to the extent they are filed on EDGAR.

(n)                                 Business Development Company. The Company, during a period of twelve months from the date of the Prospectus, will use commercially reasonable efforts to maintain its status as a business development company under the Investment Company Act; provided, however, that the Company may change the nature of its business so as to cease to be, or withdraw its election to be treated as, a business development company with the approval of its Board of Directors and a vote of stockholders as required by Section 58 of the Investment Company Act.

(o)                                 Regulated Investment Company. During the twelve-month period following the Closing Date, the Company will use commercially reasonable efforts to maintain in effect its qualification and election to be treated as a regulated investment company under Subchapter M of the Code for each taxable year during which it is a business development company under the Investment Company Act.

(p)                                 Annual Compliance Reviews. The Company will retain qualified accountants and qualified tax experts to (i) test procedures and conduct annual compliance reviews designed to determine compliance with the regulated investment company provisions of the Code and (ii) otherwise assist the Company in monitoring appropriate accounting systems and procedures designed to determine compliance with the regulated investment company provisions of the Code.

(q)                                 Accounting Controls.  The Company has established and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to the Company’s consolidated assets is permitted only in accordance with management’s authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; (E) material information relating to the Company and the assets managed by the Adviser is promptly made known to the officers responsible for establishing and maintaining the system of internal accounting controls; and (F) any significant deficiencies or weaknesses in the design or operation of internal accounting controls that could adversely affect the Company’s ability to record, process, summarize and report financial data, and any fraud whether or not material that involves management or other employees who have a significant role in internal controls, are adequately and promptly disclosed to the Company’s independent auditors and the audit committee of the Company’s board of directors.

(r)                                    Issuer Free Writing Prospectus. The Company represents and agrees that, without the prior consent of the Representative[s] (i) it will not distribute any offering material other than the Registration Statement, the General disclosure package or the Prospectus, and (ii) it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, and which the parties agree, for the purposes of this Agreement, includes (x) any “advertisement” as defined in Rule 482 under the Securities Act and (y) any sales literature, materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any in-person road show or investor presentations (including slides and scripts relating thereto) made to investors by or on behalf of the Company.

(s)                                   FinCen Certificate. The Company will provide a certificate satisfying the beneficial ownership due diligence requirements of the Financial Crimes Enforcement Network (“FinCEN”) to the Representative[s] in form and substance reasonably satisfactory to the Representative[s], along with such additional supporting documentation as the Representative[s] have requested in connection with the verification of the foregoing certificate.

6.                                      Certain Agreements of the Underwriters. Each Underwriter hereby represents, warrants and agrees that:

(a)                                 Without the prior written consent of the Company, it has not used, authorized use of, referred to or participated in the planning for the use of, and will not use, authorize the use of, refer to or participate in the planning for the use of, any written information concerning the offering of the Underwritten Securities other than materials contained in the General disclosure package, the Prospectus or any other offering materials prepared by or with the prior written consent of the Company.

(b)                                 It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering contemplated by this Agreement (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

7.                                      Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Securities on the Closing Date or the Option Securities on the Closing Date or the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a)                                 Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representative[s].

(b)                                 Representations and Warranties. The representations and warranties of the Company and the Adviser contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c)                                  No Material Adverse Change. No event or condition of a type described in Section 3(e) and Section 4(a) hereof shall have occurred or shall exist, which event or condition is not described in the General disclosure package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representative[s] makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the General disclosure package and the Prospectus.

(d)                                 Company’s Officer’s Certificate. The Representative[s] shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be a certificate, which shall be delivered on behalf of the Company and not the signatories in their individual capacity, of the chief financial officer or chief accounting officer (or other authorized officer) of the Company and one additional senior executive officer of the Company who is reasonably satisfactory to the Representative[s] (i) confirming that such officers have carefully reviewed the Registration Statement, the General disclosure package and the Prospectus, (ii) confirming that, to the knowledge of such officers, the representations and warranties of the Company in Sections 3(b) and 3(e) hereof are true and correct, (iii) confirming that, to the knowledge of such officers, the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and (iv) to the effect set forth in paragraph (a) above and, with respect to the Company and its subsidiaries, to the effect set forth in paragraph (c) above.

(e)                                  Adviser’s Officer’s Certificate. The Representative[s] shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate, which shall be delivered on behalf of the Adviser and not the signatories in their individual capacity, from the two appropriate senior officers of the Adviser reasonably satisfactory to the Representative[s] (i) confirming that the representations and warranties of the Adviser in this Agreement are true and correct and that the Adviser has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and (ii) with respect to the Adviser and its subsidiaries, to the effect set forth in paragraph (c) above.

(f)                                   Comfort Letters. On the date of this Agreement and on the Closing Date and on the Additional Closing Date, as the case may be, [•] shall have furnished to the Representative[s], at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative[s], containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General disclosure package and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than [•] business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(g)                                  Opinion and 10b-5 Statement of Counsel for the Company and Adviser. Eversheds Sutherland (US) LLP, counsel for the Company and the Adviser, shall have furnished to the Representative[s], at the request of the Company and the Adviser, their written opinions and 10b-5 letter, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative[s].

(h)                                 Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representative[s] shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement of [•], counsel for the Underwriters, with respect to such matters as the Representative[s] may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i)                                     No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance and sale of the Underwritten Securities [(including the issuance of the Underlying Securities upon conversion thereof)]; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance and sale of the Underwritten Securities [(including the issuance of the Underlying Securities upon conversion thereof)].

(j)                                    Good Standing. The Representative[s] shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, reasonably satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representative[s] may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(k)                                 Indenture and Securities. On or prior to the Closing Date, the Company and the Trustee shall have executed and delivered the Indenture and the Underwritten Securities.

(l)                                     [Exchange Listing. The Underwritten Securities to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on                     , subject to official notice of issuance.]

(m)                             [Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit A-1 hereto, between you and the persons listed on Schedule 3, and in the form of Exhibit A-2 hereto, between you and the Adviser, relating to sales and certain other dispositions of shares of common stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or Additional Closing Date, as the case may be.]

(n)                                 No Downgrade. Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, if there are any debt securities or preferred stock of, or guaranteed, by, the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act, (i) no downgrading shall have occurred in the rating accorded any such debt securities or preferred stock and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock (other than an announcement with positive implications of a possible upgrading).

(o)                                 FinCEN Certificate. Prior to the pricing of the Underwritten Securities, the Representative[s] shall have received a certificate satisfying the beneficial ownership due diligence requirements of the Financial Crimes Enforcement Network (“FinCEN”) from the Company in form and substance reasonably satisfactory to the Representative[s], along with such additional supporting documentation as the Representative[s] have requested in connection with the verification of the foregoing certificate.

(p)                                 Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Representative[s] such further certificates and documents as the Representative[s] may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

8.                                      Indemnification and Contribution.

(a)                                 Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable and documented legal fees and other reasonable and documented expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or the General disclosure package (including any General disclosure package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative[s] expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

(b)                                 Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representative[s] expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any road show or any General disclosure package (including any General disclosure package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: [•].

(c)                                  Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (including through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the reasonable and documented fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable and documented fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable and documented fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representative[s], and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for reasonable and documented fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and, (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)                                 Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters on the other, from the offering of the Underwritten Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Underwritten Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Underwritten Securities. The relative fault of the Company, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding any other provision in this Section 8, no party shall be entitled to indemnification or contribution under this Agreement in violation of Section 17(j) of the Investment Company Act.

(e)                                  Limitation on Liability. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to paragraph (d) above were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable and documented legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of paragraphs (d) and (e) of this Section 8, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Underwritten Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’

obligations to contribute pursuant to paragraphs (d) and (e) of this Section 8 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)                                   Non-Exclusive Remedies. The remedies provided for in this Section 8 paragraphs (a) through (e) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

9.                                      Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

10.                               Termination. This Agreement may be terminated in the absolute discretion of the Representative[s], by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date, or in the case of the Option Securities, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by either of the New York Stock Exchange or the Nasdaq Stock Market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by U.S. federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative[s], is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Underwritten Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the General disclosure package and the Prospectus.

11.                               Defaulting Underwriter.

(a)                                 If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Underwritten Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Underwritten Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Underwritten Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons reasonably satisfactory to the non-defaulting Underwriters to purchase such Underwritten Securities on such terms. If other persons become obligated or agree to purchase the Underwritten Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 11, purchases Underwritten Securities that a defaulting Underwriter agreed but failed to purchase.

(b)                                 If, after giving effect to any arrangements for the purchase of the Underwritten Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the [aggregate principal amount] [aggregate number] of Underwritten Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the [aggregate principal amount] [aggregate number] of Underwritten Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the [principal amount] [number of] of Underwritten Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the [principal amount] [number] of Underwritten Securities that such Underwriter agreed to purchase on such date) of the Underwritten Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)                                  If, after giving effect to any arrangements for the purchase of the Underwritten Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the [aggregate principal amount] [aggregate number] of Underwritten Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be exceeds one-eleventh of the [aggregate principal amount] [aggregate number] of Underwritten Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Underwritten Securities on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 11 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 12 hereof and except that the provisions of Section 8 hereof shall not terminate and shall remain in effect.

(d)                                 Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

12.                               Payment of Expenses.

(a)                                 Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Underwritten Securities [and any Warrant Securities issuable upon exercise of the Warrants] and any stamp, issuance, transfer or other similar taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any General disclosure package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the fees and expenses of the Company’s counsel and independent accountants; (iv) the reasonable and documented fees and expenses incurred in connection with the registration or qualification of the Underwritten Securities [and any Warrant Securities issuable upon exercise of the Warrants] under the state or foreign securities or blue sky laws of such jurisdictions as the Representative[s] may designate with the prior approval of the Company (such approval not to be unreasonably withheld, conditioned or delayed) (including the related reasonable and documented fees and expenses of counsel for the Underwriters); (v) the cost of preparing stock certificates, if applicable, in connection with the issuance and sale of any Underlying Securities; (vi) the costs and charges of any transfer agent and any registrar in connection with the issuance and sale of any Underlying Securities; (vii) all filing fees and the reasonable fees and expenses incurred in connection with any filing with, and clearance of the offering by, FINRA (such fees and expenses pursuant to this clause (vii) and clause (iv), in the aggregate, shall not exceed $[•]); (viii) all expenses incurred by the Company in connection with any “road show” presentation to potential investors, provided, however, that the Underwriters shall be responsible for 50% of the third-party costs of any chartered private aircraft incurred in connection with such road show; (ix) the fees and expenses of the Trustee with respect to the Securities and (x) all expenses and application fees related to the listing of the Underwritten Securities, the Underlying Securities [or any Warrant Securities issuable upon exercise of the Warrants] on [applicable stock exchange]. It is, however, understood that except as provided in this Section 12 or in Section 8 of this Agreement, the Underwriters shall pay all of their own costs and expenses, including, without limitation, the fees and disbursements of their counsel, any advertising expenses connected with any offers they make and 50% of the third-party costs of any chartered private aircraft incurred in connection with the road show and all travel, lodging and other expenses of the Underwriters incurred by them in connection with any road show.

(b)                                 If (i) this Agreement is terminated pursuant to Section 10 (other than as a result of a termination pursuant to clauses (i), (iii) or (iv) of Section 10), (ii) the Company for any reason fails to tender the Underwritten Securities for delivery to the Underwriters (other than as a result of a termination pursuant to Section 11 or clauses (i), (iii) or (iv) of Section 10 or the default by one or more of the Underwriters in its or their respective obligations hereunder) or (iii) the Underwriters decline to purchase the Underwritten Securities for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the reasonable and documented fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

13.                               Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 8 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

14.                               Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Adviser and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Adviser or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Underwritten Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Adviser or the Underwriters.

15.                               Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

16.                               Recognition of the U.S. Special Resolution Regimes.

(a)                                 In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)                                 In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)                                  For purposes of this Section 16, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

17.                               Miscellaneous.

(a)                                                   Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representative[s] c/o [•]. Notices to the Company or the Adviser shall be given to either of them at Owl Rock Capital Corporation, 399 Park Avenue, 38th Floor, New York, New York 10022, Attn: [•].

(b)                                 USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their clients, which may include the name and address of their clients, as well as other information that will allow the underwriters to properly identify their clients.

(c)                                  Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

(d)                                 Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e)                                  Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f)                                   Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(g)                                  Authority of the Representative[s].  The Representative[s] are duly authorized to act hereunder on behalf of the other Underwriters.  Any action by the Underwriters hereunder may be taken by the Representative[s] on behalf of the Underwriters, and any such action taken by the Representative[s] shall be binding on all the Underwriters.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

[Signature pages follow]

Very truly yours,

OWL ROCK CAPITAL CORPORATION

By:
Name:
Title:

OWL ROCK CAPITAL ADVISORS LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

Schedule 1

Underwriter	Principal Amount of Underwritten Securities to be Purchased

S-1-1

Schedule 2

Subsidiaries of the Company

S-2-1

Schedule 3

[list of persons and entities subject to lock-up]

S-2-2

Annex A

$• Aggregate Principal Amount Senior Securities

$• Aggregate Principal Amount Subordinated Securities

and

•Warrants to Purchase Debt Securities

1. The aggregate principal amount of the Underwritten Securities is $        .

2. The public offering price for the Underwritten Securities shall be •% of the aggregate principal amount thereof plus accrued interest, if any, from the date of issuance.

3. The purchase price for the Underwritten Securities to be paid by the several Underwriters shall be •% of the aggregate principal amount thereof.

4. The interest rate is    %.

5. The interest payment dates are                    . The record dates are                    . The first interest payment date will be                    .

6. The Underwritten Securities may be redeemed in whole or in part at any time or from time to time on or after                    , upon not less than 30 nor more than 60 days written notice, at a redemption price of per security plus accrued and unpaid interest.

7. The trade date is •.

8. The closing date will be •.

Annex A-1